UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

CHINA YONGXIN PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26293	20-1661391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

927 Canada Court
City of Industry, California 91748
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (626) 581-9098

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reverse Stock Split

Effective on May 24, 2010, China Yongxin Pharmaceuticals Inc. (the “Company”) effectuated a reverse stock split with a ratio of 1-for-12, whereby each twelve (12) issued and outstanding shares of the common stock of the Company, par value $0.001 per share (“Common Stock”) shall be combined into one (1) share of Common Stock (the “Reverse Split”), pursuant to the Certificate of Amendment of the Certificate of Incorporation that the Company filed with the State of Delaware’s Secretary of State (“Certificate of Amendment”).  As described more fully in the Definitive Information Statement filed by the Company with the Securities and Exchange Commission (“SEC”) on February 22, 2010, a reverse split of the Common Stock, with a ratio within a range of 1-for-10 to 1-for-15 (the “Reverse Split Range”) and with the exact ratio within the Reverse Split Range to be determined by the Company’s Board of Directors (the “Board”), was adopted and approved by written consent dated February 8, 2010 by the Board, the holders of a majority of the shares of Common Stock and Series A Convertible Preferred Stock (“Series A Preferred Stock”) then outstanding and entitled to vote (voting as a single class), and by the holders of a majority of our Series A Preferred Stock voting as a separate class.  On April 28, 2010, the Board adopted and approved by written consent a 1-for-12 reverse split ratio and it authorized the Company’s officers to file the Certificate of Amendment and take all other necessary steps in order to effect the Reverse Split.

Effective May 26, 2010, the Company’s Common Stock will commence trading under a new OTC Bulletin Board trading symbol, “CYXND”.  The new trading symbol has been assigned by Financial Industry Regulatory Authority (“FINRA”) in connection with the approval of the Reverse Split.  The Company’s trading symbol will revert to “CYXN” within 20 business days.  The Company’s Common Stock, on a split-adjusted basis, has a new CUSIP number of 16946Y 207.  The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated herein by reference.

Bylaws Amendments

Also effective on May 24, 2010, the Company amended Article VI, Sections 6.1, 6.2, 6.3 and 6.4 of the Company’s Bylaws to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock, as permitted under the Delaware General Corporation Law (the “Bylaws Amendments”), as approved by the Company’s Board.  Prior to the foregoing amendments, the Company’s Bylaws did not address the issuance or transfer of uncertificated shares.  The Amendments were adopted in order to make the Company eligible to participate in a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended, which allows shares of stock to be owned, reported and transferred electronically without the need for physical stock certificates.

The foregoing summaries of the above-described amendments to the Company’s Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Form 8-K, and the full text of the Bylaws Amendments, which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of China Yongxin Pharmaceuticals Inc. *
3.2	Amendments to the Bylaws of China Yongxin Pharmaceuticals Inc.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2010	CHINA YONGXIN PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Yongxin Liu
Yongxin Liu
Chief Executive Officer